SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report: December 17, 1998
(Date of earliest event reported)


               CAPCO America Securitization Corporation
             Commercial Mortgage Pass-Through Certificates
                         Series 1998-D7


             Exact name of registrant as specified in its charter)

Delaware                      333-22133                    13-3672336
-----------------------    -----------------            ------------------

(State or Other Juris-      (Commission                  (I.R.S. Employer
diction of Incorporation     File Number)                Identification Number)


Two World Financial Center, Building B, New York, New York            10281
---------------------------------------------------------------------------
(Address of Principal Executive Office)                            (Zip Code)


Registrant's telephone number, including area code:              212-667-9300

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ITEM 5.         OTHER EVENTS

        This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D7 issued pursuant to a Pooling and Servicing Agreement, dated as of September 11, 1998 (the "Pooling and Servicing Agreement"), by and among CAPCO America Securitization Corporation (the "Company"), as depositor, The Capital Company of America Client Services LLC, as servicer, Amresco Services, LP, as co-servicer, Amresco Management, Inc, as initial special servicer, Amresco Services, LP, as operating advisor, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.333-22133) (the "Registration Statement").

        Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

        Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer has prepared this Current Report containing (i) the December 17, 1998 Distribution Date Statement prepared by the Trustee pursuant to Section 4.02 (a) of the Pooling and Servicing Agreement, (ii) the monthly mortgage loan report prepared under Section 4.02 (b) of the Pooling and Servicing Agreement, and
(iii) the monthly reports provided by the Servicer to the Trustee under Section
4.02 (c) of the Pooling and Servicing Agreement.

        This Current Report has been prepared and signed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits


                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.         Description


 5.1             99                  Monthly Distribution Date Statement
                                     pursuant to Section 4.02 (a) of the Pooling and Servicing Agreement for the distribution on December 17, 1998

 5.2             99                  Monthly mortgage loan report under
                                     Section 4.02 (b) of the Pooling and
                                     Servicing Agreement

5.3              99                  Comparative Financial Status
                                     Report as of 12/11/98

                                     Delinquent Loan Status Report as of
                                     12/11/98

                                     REO Status Report as of 12/11/98

5.4              99                  Watch List as of 12/11/98

                                     Historical Loan Modification Report
                                     As of 12/11/98

                                     Historical Loss Estimate Report as of
                                     12/11/98

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                         THE CAPITAL COMPANY OF AMERICA
                                         CLIENT SERVICES LLC, IN ITS
                                         CAPACITY AS SERVICER UNDER THE
                                         POOLING AND SERVICING AGREEMENT ON
                                         BEHALF OF CAPCO AMERICA
                                         SECURITIZATION CORPORATION, REGISTRANT



                                        By:       /s/  C. David Turner
                                                       C. David Turner
                                                     General Counsel
                                                     Executive Vice President





Date: December 17, 1998

                         EXHIBIT INDEX



                Item 601 (a) of
                Regulation S-K
Exhibit No.     Exhibit No.          Description


5.1             99                   Monthly Distribution Date Statement
                                     pursuant to Section 4.02 (a) of the
                                     Pooling and Servicing Agreement for the
                                     distribution on December 17, 1998

5.2             99                   Monthly mortgage loan report under Section
                                     4.02 (b) of the Pooling and Servicing
                                     Agreement

5.3             99                   Comparative Financial Status
                                     Report as of 12/11/98

                                     Delinquent Loan Status Report as of
                                     12/11/98

                                     REO Status Report as of 12/11/98

5.4             99                   Watch List as of 12/11/98

                                     Historical Loan Modification Report
                                     as of 12/11/98

                                     Historical Loss Estimate Report as of
                                     12/11/98